EXHIBIT 99.3 Letter from Marden Harrison & Kreuter CPAs P.C.

                     [Marden Harrison & Kreuter Letterhead]

Securities and Exchange Commission
Washington, D.C. 20549

Gentleman:

We have read Item 4 of the current report on Form 8-K of Momentum Holdings Corporation for June 19, 2002 and we agree with the statements contained therein so far as they relate to our firm.

Very truly yours,

/s/ Marden Harrison & Kreuter
June 19, 2002